TERM SHEET DATED APRIL 10, 2000
SUBJECT TO REVISION

CAPITAL AUTO RECEIVABLES ASSET TRUST 2000-1
$1,157,880,000 Asset Backed Notes, Class A
$65,814,649.58 Asset Backed Certificates

CAPITAL AUTO RECEIVABLES, INC.
Seller

GENERAL MOTORS ACCEPTANCE CORPORATION
Servicer

This document is a preliminary term sheet describing the structure, collateral pool and additional aspects of Capital Auto Receivables Asset Trust 2000-1. We have prepared this term sheet with the cooperation of General Motors Acceptance Corporation. The information and assumptions we have provided in this term sheet are preliminary and will be superseded by a prospectus supplement and by any other information subsequently filed by us with the SEC or incorporated by reference in the relevant registration statement. This term sheet also supersedes any prior or similar term sheet. PLEASE SEE THE FOLLOWING PAGE FOR MORE IMPORTANT INFORMATION ABOUT THIS TERM SHEET.

            The  Trust   will   issue  the   following   classes  of  Notes  and
Certificates:

                                               Class A Notes

                                                                                                     Initial
                         A-1             A-2             A-3            A-4           A-5          Variable Pay
                       Notes(1)         Notes           Notes          Notes         Notes         Term Note (1)     Certificates

Principal            $455,000,000    $390,000,000    $319,000,000   $390,000,000   $58,880,000     $515,138,000     $65,814,649.58
Amount

Interest Rate                                                                                        One Month
                                                                                                      LIBOR,
                                                                                                     plus __%

Targeted Final       October 2000    April 2001      October 2001   April 2002     April 2003         N/A              N/A
Distribution
Date

Final                March 2002      February        November       January 2005   September       September        September
Scheduled                            2003            2003                          2005            2005             2005
Distribution
Date

Price to Public         N/A                                                                           N/A

Underwriting                                                                                          N/A
Discount                N/A

Proceeds to             N/A                                                                           N/A
Seller

            (1)         Not being offered hereby.

            CREDIT ENHANCEMENT

            o      Reserve Account, with an initial deposit of $75,687,226.45.
            o      The Certificates are subordinated to the Notes.

                                Joint Bookrunners

CHASE SECURITIES INC.                                 MORGAN STANLEY DEAN WITTER

                                   Co-Managers

BANC OF AMERICA SECURITIES LLC
              BANC ONE CAPITAL MARKETS, INC.
                          BEAR, STEARNS & CO. INC.
                                 CREDIT SUISSE FIRST BOSTON
                                       DEUTSCHE BANC ALEX. BROWN
                                            J.P. MORGAN & CO.
                                                   LEHMAN BROTHERS

                              ---------------------

                   IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the joint bookrunners, co-managers, GMAC, the Issuer, the Seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security's characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the security. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.

WE HAVE FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) RELATING TO THE TRUST WITH THE SEC AND IT IS EFFECTIVE. WE HAVE ALSO FILED A BASE PROSPECTUS DATED AUGUST 26, 1999 UNDER RULE 424(B). IN CONNECTION WITH THIS OFFERING, AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION RELATED TO THIS TRANSACTION ARE FINALIZED, WE WILL FILE WITH THE SEC A PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES OFFERED BY THE TRUST. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR WILL THERE BE ANY SALE OF THE SECURITIES OF THE TRUST IN ANY STATE IN WHICH AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF THAT STATE. A SALE OF THE SECURITIES OF THE TRUST WILL NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE FINAL
PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS TERM SHEET, THE PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ANY INVESTMENT DECISION BY YOU SHOULD BE BASED ON THE INFORMATION IN THE FINAL PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, WHICH WILL BE CURRENT AS OF THEIR PUBLICATION DATES AND AFTER PUBLICATION MAY NO LONGER BE COMPLETE OR CURRENT.

YOU MAY OBTAIN A FINAL PROSPECTUS SUPPLEMENT AND A PROSPECTUS BY CONTACTING CHASE SECURITIES INC. AT (212) 834-5018 OR MORGAN STANLEY DEAN WITTER AT (212) 761-8570.

                              ---------------------

[GRAPHIC?OMITTED]

[GRAPHIC?OMITTED]

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc. dated August 26, 1999 and filed under Rule 424(b), pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. The prospectus will be superseded by a final prospectus supplement and a prospectus to be dated April __, 2000. Your investment decision should be based solely on the information in the final prospectus supplement and the prospectus.

THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2000-1, a Delaware business trust formed by the Seller, will issue five classes of Class A Notes, up to six classes of Variable Pay Term Notes and a class of Certificates.

Seller

Capital Auto Receivables, Inc., a wholly-owned subsidiary of GMAC, will be the Seller to the Trust.


Servicer

GMAC, a wholly-owned subsidiary of General Motors Corporation, will be the Servicer for the Trust.

Indenture Trustee

Bank One, National Association

Owner Trustee

Bankers Trust (Delaware).

THE NOTES

Class A Notes

The Trust will issue the following Class A Notes:

CLASS                       AGGREGATE PRINCIPAL                      INTEREST
                                  AMOUNT                               RATE

A-1                            $455,000,000                           _____%
A-2                            $390,000,000                           _____%
A-3                            $319,000,000                           _____%
A-4                            $390,000,000                           _____%
A-5                             $58,880,000                           _____%

Only the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes are offered hereby. The Class A-1 Notes will be sold in a private placement and are not offered hereby.

Variable Pay Term Notes

o At the time of issuance of the Class A Notes, the Trust will issue a Variable Pay Term Note in an initial principal amount of $515,138,000. The initial Variable Pay Term
            Note will bear interest at a floating rate of one-month LIBOR plus __%, except as described below. The Seller will sell a 100% participation interest in the initial Variable
            Pay Term Note in a private placement. We are not offering any interest in the initial
            Variable Pay Term Note hereby.

o           The Trust will be able to issue additional
            Variable Pay Term Notes on the targeted final distribution date for each class of the Class A
            Notes.  If issued, the proceeds will be
            available to make payments of principal on that targeted final distribution date.

o Any additional Variable Pay Term Notes will bear interest at a floating rate based on one-month LIBOR, except as described below.
            The spread over LIBOR for each additional
            Variable Pay Term Note will be determined at the time of issuance based on market conditions but will not exceed 2.50%.

o           If  the  interest  rate  swap   described   below  is
            terminated, the interest rate on the Variable Pay Term Notes will automatically become a fixed rate of ___% per annum, which is the fixed rate payable by the Trust under the interest rate swap.

o With respect to each targeted final distribution date for a class of Class A Notes, subject to the conditions to issuing additional Variable Pay Term Notes described below, the Seller will agree to offer to a commercial paper facility administered by GMAC the right to purchase a 100% participation interest in additional Variable Pay Term Notes such that the proceeds received by the Trust, together with collections on the receivables, will be sufficient to pay that class of Class A Notes in full on that targeted final distribution date. However, neither this commercial paper facility nor any other person or entity is obligated to purchase all or any portion of any additional Variable Pay Term Notes or any interest therein. As a result, we cannot assure you that any additional Variable Pay Term
            Notes will be sold or that the amount of Variable Pay Term Notes sold will generate proceeds sufficient to pay a class of Class A Notes in full on its targeted final distribution date.

o If sufficient Variable Pay Term Notes are not sold on the targeted final distribution date for any class of Class A Notes, then it is unlikely that the full principal amount of that class of Class A Notes will be paid on its targeted final distribution date.

o           The principal amount of the Variable Pay
            Term Notes that we may issue on any targeted final distribution date is limited. After giving effect to the issuance of Variable Pay Term Notes and all payments on the Notes and the Certificates on any targeted final distribution date, the total principal amount of Notes and Certificates outstanding cannot exceed the total principal balance of the receivables held by the Trust on the last day of the prior month.

o We may not issue additional Variable Pay Term Notes if the interest rate swap is terminated or an event of default under the indenture governing the Notes has occurred and is continuing.

Interest Payments

o The Trust will pay interest on the Notes monthly, on the 15th day of each month, or on the next business day, which we refer to as the "DISTRIBUTION DATE." The first distribution date is May 15, 2000.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o The Trust will pay interest on all the Class A Notes that we will offer under the prospectus supplement based on a 360-day year consisting of twelve 30-day months.

o Interest payments on all Class A Notes and all Variable Pay Term Notes will have the same priority.

Principal Payments

o In general, the Trust will not make payments of principal on any class of Class A Notes until its targeted final distribution date. On the targeted final distribution date for each class of Class A Notes, the Trust will pay, to the extent of available funds, the entire outstanding principal balance of that class of Class A Notes.

o Amounts available to pay principal on the Notes on each distribution date that is not a targeted final distribution date for any Class A Notes will be applied to make principal payments on the Variable Pay Term Notes.
            On each distribution date, except after the Notes have been accelerated following an event of default as described in the prospectus supplement, distributions with respect to the Certificate balance on the Certificates will also be made.

o           The amount available to make principal
            payments on each distribution date will be based on the amount of collections and defaults on the receivables during the prior month. On the targeted final distribution date for a class of Class A Notes, the proceeds from the issuance of additional Variable Pay
            Term Notes, if any, will also be available to make principal payments. The prospectus and the prospectus supplement will describe how the available funds are allocated to principal payments.

o If any class of Class A Notes is not paid in full on its targeted final distribution date, on each distribution date thereafter, until that class of Class A Notes is paid in full, amounts available to make principal payments on the Notes will be applied to that class of Class A Notes and the Variable Pay Term Notes pro rata. If on two consecutive targeted final distribution dates the corresponding targeted classes of Class A Notes are not paid in full or in the event the interest rate swap is terminated, on each distribution date thereafter, amounts available to make principal payments on the Notes will be applied to the Class A Notes and the Variable Pay Term Notes pro rata. In such event, payments on the Class A Notes will be made sequentially, so that no principal payments will be made on any class of Class A Notes until all Class A Notes with a lower numerical designation have been paid in full. For example, the Class A-2 Notes will be paid in full before any payments are made on the Class A-3 Notes and the Class A-3 Notes will be paid in full before any payments are made on the Class A-4 Notes.

o The failure of the Trust to pay any class of Class A Notes in full on its targeted final distribution date will not constitute an event of default.

o On each distribution date after an event of default occurs and the Notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, principal payments on each class of the Class A Notes and the Variable Pay Term
            Notes will be made ratably to all noteholders, based on the outstanding principal balance of each class of Notes.

o All unpaid principal on a class of Notes will be due on the final scheduled distribution date for that class. Failure to pay a class of Notes in full on its final scheduled distribution date will result in an event of default.

o           When the total principal balance of the
            receivables declines to less than 10% of the total amount financed under the receivables, the Servicer may purchase all of the remaining receivables. If the Servicer purchases the receivables, the outstanding
            Class A-4 Notes and Class A-5 Notes, if any, and Variable Pay Term Notes will be redeemed at a price equal to their remaining principal balance plus accrued and unpaid interest.

THE CERTIFICATES

o The Trust will issue Certificates with an aggregate initial Certificate balance of $65,814,649.58.

o The Seller will initially retain Certificates with an initial Certificate balance of $658,649.58.

Interest Payments

o The Trust will pay interest on the Certificates on each distribution date.

o The Certificates will bear interest at _____% per annum.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o The Trust will pay interest on the Certificates based on a 360-day year consisting of twelve 30-day months.

Certificate balance

o On each distribution date, except after the Notes have been accelerated following an event of default, a pro rata portion, based on the outstanding amount of Notes and Certificates, of the amount available to make principal payments will be applied to make distributions with respect to the Certificate balance.

Subordination

o           If an  event  of  default  occurs  and the  Notes  are
            accelerated,   no  payments  of  interest  on  the
            Certificates or distributions with respect to the Certificate balance will be made until the Notes are paid in full or the acceleration is rescinded.

Early Retirement of the Certificates

o When the total principal balance of the receivables declines to 10% or less of the total amount financed under the receivables, the Servicer may purchase all of the remaining receivables. If the Servicer purchases the receivables, the outstanding Certificates, if any, will be redeemed at a price equal to the remaining Certificate balance plus accrued and unpaid interest.

THE TRUST PROPERTY

o The primary assets of the Trust will be a pool of fixed rate retail instalment sales contracts used to finance the purchase of new and used cars and light trucks. We refer to these contracts as "RECEIVABLES", to the pool of those receivables as the "RECEIVABLES POOL" and to the persons who financed their purchases with these contracts as "OBLIGORS."
            The receivables in the Trust will be sold by GMAC to the Seller, and then by the Seller to the Trust. The Trust will grant a security interest in the receivables and the other Trust property to the Indenture Trustee on behalf of the noteholders. The Trust property will also include, with other specific exceptions described in the prospectus:

            o Monies received under the receivables on or after a cut-off date of April 1, 2000
                    (we refer to this date as the "CUT-OFF DATE");

            o       Amounts held on deposit in trust
                    accounts maintained for the Trust;

            o       Security interests in the vehicles
                    financed by the receivables;

            o       Any recourse GMAC has against the
                    dealers from which it purchased the
                    receivables;

            o       Any proceeds from claims on
                    insurance policies covering the
                    financed vehicles;

            o       The interest rate swap and contingent
                    assignment described below;

            o Specified rights of the Seller under its purchase agreement with GMAC; and

            o All rights of the Trust under the related transfer agreement with the Seller.

o The aggregate principal balance of the receivables on the cut-off date was $2,193,832,649.58.

PRIORITY OF DISTRIBUTIONS

o The Trust will distribute available funds in the following order of priority:

            o       servicing fee payments to the Servicer;

            o       net amount payable, if any, to the
                    swap counterparty described below;

            o       interest on the Notes;

            o       interest on the Certificates;

            o       principal on the Notes;

            o       principal on the Certificates; and

            o       deposits into the reserve account.

o If an event of default occurs and the Notes are accelerated, the Trust will pay each class of the Class A Notes and the Variable Pay Term
            Notes in full, on a pro rata basis, before making any interest payments on the Certificates or any payments with respect to the Certificate balance until all events of default have been cured or waived as provided in the indenture.

RESERVE ACCOUNT

o           On the closing date, the Seller will deposit
            $75,687,226.45 in cash or eligible
            investments into the reserve account.
            Collections on the receivables, to the extent available for such purpose, will be added to the reserve account on each distribution date if the reserve account balance is below a specified reserve amount. The specified reserve amount will increase so long as any funds are held in an accumulation account to be described in the prospectus supplement.

o To the extent that funds from principal and interest collections on the receivables are not sufficient to pay the basic servicing fee, to pay the net amount, if any, due to the swap counterparty and to make required distributions on the Notes and the Certificates, the Trust will withdraw cash from the reserve account for those purposes. Amounts on deposit in the reserve account will not be available, however, on the targeted final distribution date for any class of Class A
            Notes to the extent that the proceeds, if any, from the sale of additional Variable Pay Term Notes together with collections on the receivables are insufficient to pay that class of Class A Notes in full.

o On any distribution date, after the Trust pays the total servicing fee and the swap counterparty and makes all required distributions on the Notes and the Certificates, the amount in the reserve account may exceed the specified reserve amount. If so, the Trust will pay the excess to the Seller.

INTEREST RATE SWAP

o On the Closing Date, the Trust will enter into an interest rate swap with Morgan Stanley
            Capital Services Inc., as swap counterparty.
            Morgan Stanley Dean Witter & Co. will
            guarantee the obligations of the swap
            counterparty under the interest rate swap.

o The swap counterparty, the Trust and GMAC will also enter into a contingent assignment. Under the contingent assignment, if the swap counterparty fails to perform its obligations under the interest rate swap, or if specified termination events occur, and as a result the interest rate swap would be terminated, GMAC will assume the obligations of the swap counterparty under the interest rate swap.

o Under the interest rate swap, the Trust will receive monthly payments at a rate determined by reference to LIBOR, which is the basis for determining the amount of interest due on the Variable Pay Term Notes.

o Under the interest rate swap, on each distribution date, the Trust will be obligated to pay to the swap counterparty a fixed monthly rate on a notional amount equal to the aggregate outstanding balance of all Variable
            Pay Term Notes. The swap counterparty will be obligated to pay to the Trust a floating interest rate based on LIBOR on the same notional amount.

o Under the interest rate swap, the amount that the Trust is obligated to pay to the swap counterparty will be netted against the amount that the swap counterparty is obligated to pay to the Trust. Only the net amount payable will be due from the Trust or the swap counterparty, as applicable.

o If the interest rate swap is terminated, the interest rate on the Variable Pay Term Notes will automatically become a fixed rate equal to the fixed rate payable by the Trust under the interest rate swap and the Trust will no longer be permitted to issue Variable Pay
            Term Notes.

SERVICING FEES

o The Trust will pay the Servicer a monthly basic 1.00% servicing fee as compensation for servicing the receivables.

o The Servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the related month and investment earnings on Trust accounts.

o The Trust will also pay the Servicer an additional monthly servicing fee of up to 1.00% to the extent described in the prospectus.

TAX STATUS

o In the opinion of Kirkland & Ellis, special tax counsel:

            o       the Class A Notes will be
                    characterized as indebtedness for
                    federal income tax purposes, and

            o the Trust will not be taxable as an association or publicly traded partnership taxable as a corporation, but instead should be classified as a grantor trust for federal income tax purposes.

            The Certificates should therefore be trust certificates representing equity interests in the Trust.

o Each noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness for federal, state and local income and franchise tax purposes.

o Each certificateholder, by the acceptance of a trust certificate, will agree to treat the trust certificates as equity interests in the Trust for federal, state and local income and franchise tax purposes.

ERISA CONSIDERATIONS

o Subject to additional considerations, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 may purchase the Class A Notes.
            An employee benefit plan should consult with its counsel before purchasing the Class A Notes.

o Subject to additional considerations, the Certificates may not be acquired by any employee benefit plan subject to ERISA or by an individual retirement account.

RATINGS

o We will not issue the Class A Notes offered hereby unless they are rated in the highest rating category for long-term obligations (i.e., "AAA") by at least one nationally recognized rating agency.

o           We will not issue  the  Certificates  unless  they are
            rated  in  the  "A"  category  for  long-term   obligations
            or its equivalent by at least one nationally recognized rating agency.

o We cannot assure you that a rating agency will maintain its rating if circumstances change. If a rating agency changes its rating, no one has an obligation to provide additional credit enhancement or restore the original rating.

o A rating is not a recommendation to buy the Class A Notes or the Certificates. The rating considers only the likelihood that the Trust will pay interest on time and will ultimately pay principal in full or make full distributions of the Certificate balance. The rating does not consider the prices of the Class A Notes or the Certificates, their suitability to a particular investor or the timing of principal payments or distributions of the Certificate balance. In particular, the rating does not address whether any class of Class A Notes will be paid in full on its targeted final distribution date.

RISK FACTORS

BEFORE MAKING AN INVESTMENT DECISION, YOU, AS A PROSPECTIVE INVESTOR, SHOULD CONSIDER THE FACTORS THAT ARE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE PROSPECTUS AND THAT WE WILL SET FORTH IN THE PROSPECTUS SUPPLEMENT.

                              THE RECEIVABLES POOL

            The receivables to be included in the receivables pool related to the Notes were selected from GMAC's portfolio based on several criteria, including that each receivable:

            o       has a first payment due date on or after June 1, 1998;

            o       was originated on or after April 1, 1998;

            o       has an original term of 9 to 60 months;

            o provides for finance charges at an annual percentage rate with the range specified in the second table below;

            o       as of the cut-off date, was not more than 29 days past due;
                    and

            o       satisfies the other criteria set forth in the prospectus.

            Scheduled Interest Receivables represent 25% of the Aggregate Principal Balance as of the cut-off date. The balance of the receivables are Simple Interest Receivables. Receivables representing 58% of the Aggregate Principal Balance as of the cut-off date were secured by new vehicles at the time of origination. The balance of the receivables was secured by used vehicles at the time of origination.

            The following tables describe the receivables pool:

                                                      COMPOSITION OF THE RECEIVABLES POOL

Weighted Average Annual Percentage Rate of Receivables(1)................................  11.18%
Aggregate Amount Financed................................................................  $2,193,832,649.58
Number of Contracts in Pool..............................................................  153,160
Average Amount Financed..................................................................  $14,323.80
Weighted Average Original Maturity(2)....................................................  55.79 months

Weighted Average Remaining Maturity (Range)..............................................  50.19 months (6 to 59 months)
--------
            (1)     Based on weighting by current balance and remaining term of each receivable.
            (2)     Based on weighting by the original principal balance of each receivable.

         DISTRIBUTION BY ANNUAL PERCENTAGE RATE OF THE RECEIVABLES POOL

                                                                    PERCENTAGE
                                                                   OF AGGREGATE
   ANNUAL PERCENTAGE         NUMBER OF                               AMOUNT
     RATE RANGE              CONTRACTS        AMOUNT FINANCED        FINANCED
----------------------    --------------     -----------------     ------------
6.00% to 7.00%                    943       $    13,978,775.81         0.64%
7.01% to 8.00%                  9,620           143,354,211.35         6.53%
8.01% to 9.00%                 30,827           463,244,567.80        21.12%
9.01% to 10.00%                31,537           491,038,221.17        22.38%
10.01% to 11.00%               17,826           269,592,347.46        12.29%
11.01% to 12.00%               13,640           194,561,906.66         8.87%
12.01% to 13.00%               11,445           155,768,115.70         7.10%
13.01% to 14.00%                8,740           116,594,780.82         5.31%
14.01% to 15.00%                7,313            94,786,906.90         4.32%
15.01% to 16.00%                5,431            66,992,948.08         3.05%
16.01% to 17.00%                3,879            45,584,544.14         2.08%
17.01% to 18.00%                5,699            70,647,255.00         3.22%
18.01% to 19.00%                3,215            35,263,414.51         1.61%
19.01% to 20.00%                3,045            32,424,654.18         1.48%
                            ---------        -----------------       -------
         Total                153,160        $2,193,832,649.58       100.00%
                          --------------     -----------------     -----------


         The receivables pool includes receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the Aggregate Amount Financed in the states with the largest concentration of receivables. No other state accounts for more than 5.00% of the Aggregate Amount Financed.

                                  PERCENTAGE OF
                                    AGGREGATE

STATE(1)                                                   AMOUNT FINANCED
--------                                                   ---------------
Texas.....................................                     19.15%
Florida...................................                      7.83
California................................                      7.52
Michigan..................................                      5.94
Georgia...................................                      5.28
--------
(1)      Based on billing addresses of the obligors on the receivables.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         The  following  table shows GMAC's  experience in the United States for
(1) delinquencies on new and used retail car and light truck receivables, (2) repossessions and (3) net losses relating to GMAC's entire vehicle portfolio (including receivables previously sold by GMAC which it continues to service). There can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below.

NEW AND USED VEHICLE
CONTRACTS                                                       YEAR ENDED DECEMBER 31
                                                    -----------------------------------------------

                                              1999         1998         1997         1996
                                              ----         ----         ----         ----
Total Retail Contracts
Outstanding at End of the
Period (in thousands).......................  3,120        2,981        2,861        3,005

Average Daily Delinquency
   31-60 Days...............................  2.18%        2.66%        3.24%        3.14%
   61-90 Days...............................  0.14         0.18         0.23         0.22
   91 Days or More..........................  0.02         0.02         0.03         0.03

Repossessions as a Percent of
   Average Number of
   Contracts Outstanding....................  2.07%        2.48%        3.21%        3.59%

Net Losses as a Percent of
   Liquidations(1)..........................  1.12%        1.70%        2.30%        2.35%

Net Losses as a Percent of
   Average Receivables(1)...................  0.58%        0.83%        1.31%        1.45%
-----------

            (1)   Percentages based on gross accounts receivable including unearned income.

            The net loss figures above reflect the fact that GMAC had recourse against dealers on a portion of its retail instalment sale contracts. For each period above, this was less than 1.5% of the portfolio at the end of the period. The percentage of the Aggregate Amount Financed in the receivables pool with recourse to dealers is less than 1.0%. GMAC applies the same underwriting standards to the purchase of contracts without regard to whether dealer recourse is provided. Based on its experience, GMAC believes that there is no material difference between the rates of delinquency and repossession on contracts with recourse against dealers as compared to contracts without recourse against dealers. However, the net loss experience of contracts without recourse against dealers is higher than that of contracts with recourse against dealers because, under its recourse obligation, the dealer is responsible to GMAC for payment of the unpaid balance of the contract, provided GMAC retakes the car from the obligor and returns it to the dealer within a specified time.